American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
AC Alternatives® Disciplined Long Short Fund
Supplement dated April 1, 2019 ■ Summary Prospectus and Prospectus dated November 1, 2018

The following replaces the first paragraph under the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus:
The portfolio managers initially identify an eligible universe of stocks and then use quantitative models in a two-step process to construct the portfolio of equity securities (principally common stocks) for the fund. In the first step, the managers rank stocks, generally large and mid capitalization, publicly traded companies world-wide with a market capitalization greater than $2 billion, from most to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance, including valuation, quality, growth, and sentiment. In the second step, the managers use a quantitative model to build a portfolio that provides the optimal balance between risk and expected return.

The following replaces the fifth paragraph under the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus:
The fund invests primarily in developed countries (including the United States), but it may also invest a portion of its assets in emerging market countries.

The following replaces the third bullet point under the Principal Risks section on page 3 of the summary prospectus and page 3 of the prospectus:

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Foreign Securities - Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

The following is added as the fourth bullet point under the Principal Risks section on page 3 of the summary prospectus and page 3 of the prospectus:

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Emerging Markets Risk - Investing in emerging market countries generally is riskier than investing in foreign developed countries. Emerging market countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.

The seventh bullet point (titled Growth Stocks) under the Principal Risks section on page 3 of the summary prospectus and page 3 of the prospectus is deleted.

The following replaces the first and second paragraphs under the What are the fund’s principal investment strategies? subsection on page 7 of the prospectus:
The fund generally invests in large and mid capitalization, publicly traded companies world-wide that have a market capitalization greater than $2 billion. The fund invests primarily in developed countries (including the United States), but it may also invest a portion of its assets in emerging market countries.
To select stocks for purchase, the portfolio managers initially identify an eligible universe of stocks, generally stock of companies that, at the time of investment, are included in the companies comprising the Russell 3000® Index, plus large and mid capitalization companies in developed countries outside the U.S. The portfolio managers then use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.

The ninth paragraph under the What are the fund’s principal investment strategies? subsection on page 7 of the prospectus is deleted.

The following replaces the third paragraph under the What are the principal risks of investing in the fund? subsection on page 8 of the prospectus:
Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The eighth paragraph under the What are the principal risks of investing in the fund? subsection on page 8 of the prospectus is deleted.

The following replaces the ninth paragraph under the What are the principal risks of investing in the fund? subsection on page 8 of the prospectus:
Though the fund generally invests in companies with a market capitalization greater than $2 billion, the fund may also invest in smaller companies, which may be more volatile and subject to greater short-term risks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. In addition, smaller companies may have less publicly available information.

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